EXHIBIT 99.1
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                                                                  CONFORMED COPY
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                                 REDEMPTION AND
                       REDEMPTION REIMBURSEMENT AGREEMENT

            This Redemption and Redemption Reimbursement Agreement (the "Agreement"), dated January 5, 2001, is made and entered into by and among Washington Mutual, Inc., a Washington corporation ("Washington Mutual"), Bank United Corp., a Delaware corporation and Bank United, a federally chartered stock savings bank (the "Bank"). Each capitalized term used but not defined in this Agreement shall have the meaning provided for such term in the Merger Agreement (as defined below).

            WHEREAS, Washington Mutual and Bank United Corp. have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 18, 2000, pursuant to which Bank United Corp. will be merged with and into Washington Mutual (the "Merger"). Washington Mutual will be the surviving entity following the Merger. As a result of the Merger, the Bank will become an indirect subsidiary of Washington Mutual.

            WHEREAS, the Bank, an indirect subsidiary of Bank United Corp., currently has outstanding two series of preferred stock: its 10.12% Non-Cumulative Preferred Stock, Series A (the "Series A Stock") and its 9.60% Non-Cumulative Preferred Stock, Series B (the "Series B Stock").

            WHEREAS, Washington Mutual desires that the Bank issue a redemption notice for the shares of Series A Stock and the shares of Series B Stock and redeem such shares except to the extent such shares are owned by Washington Mutual as of the date of redemption and Washington Mutual further desires to offer to acquire all the shares of the Series A Stock and the Series B Stock prior to the closing of the Merger.

            NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, WASHINGTON MUTUAL, BANK UNITED CORP. AND THE BANK AGREE AS
FOLLOWS:

            1. Redemption of Preferred Stock. Bank United Corp. and the Bank
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will take all steps necessary to effect the redemption (the "Redemption") of all of the shares of Series A Stock and all of the shares of Series B Stock, other than shares of Series A Stock and shares of Series B Stock owned by Washington Mutual on the date of the redemption (the "Redemption Date"), pursuant to the terms of the Certificate of Designations, Powers, Preferences and Right of the Series A Stock (the "Series A Certificate") and the Certificate of Designations, Powers, Preferences and Right of the Series B Stock (the "Series B
Certificate"), respectively, as well as the further terms set forth in this Agreement. The redemption of the Series A Stock will be made pursuant to Section 5(a) of the Series A Certificate and shall be at a redemption price (the "Series A Redemption Price") of $25.50 plus accrued and unpaid dividends thereon from the dividend payment date immediately preceding the Redemption Date. The redemption of the Series B Stock will be made pursuant to Section 5(a) of the Series B Certificate and shall be at a redemption price (the "Series B
Redemption Price") of $26.25 plus accrued and unpaid dividends thereon from the dividend payment date immediately preceding the Redemption Date.

            2.    Washington Mutual Tender Offer.
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            (a) On or about the date the Bank issues notices of redemption to the holders of shares of Series A Stock and Series B Stock in connection with the Redemption, Washington Mutual may, at its sole option, elect to initiate a cash tender offer (the "Tender Offer") for all of the shares of the


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Series A Stock and for all of the shares of the Series B Stock, in each case at a price per share to be determined by Washington Mutual. Bank United Corp. and the Bank agree that Washington Mutual may elect to condition the closing of the Tender Offer on the receipt of at least 90% of the aggregate shares of Series A Stock and Series B Stock and other customary and reasonable conditions.

            (b) The Bank agrees to take reasonable steps to assist Washington Mutual in effecting the Tender Offer, including but not limited to: (i) providing Washington Mutual, or causing its agents to provide Washington Mutual, with any stockholder information reasonably requested by Washington Mutual, (ii) issuing a formal recommendation (the "Recommendation") that the holders of the Series A Stock and Series B Stock accept the Tender Offer, and (iii) making the Recommendation sufficiently in advance of the commencement of the Tender Offer to allow the Recommendation to be included in the tender offer materials and publications.

            3.    New Stock.
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                  (a) If any shares of Series A Stock are redeemed pursuant to this Agreement (such shares, the "Series A Redeemed Shares"), Bank United Corp. may create a new series of preferred stock (the "New Series-1 Stock") to be issued to Washington Mutual as herein provided. The New Series-1 Stock will have substantially the same terms, rights and privileges, including without limitation the liquidation preference as the Series A Stock, except that (i) Bank United Corp. will be permitted to redeem some or all of the shares of New Series-1 Stock at any time after the date of issuance at 100% of the New Series-1 Stock liquidation preference plus 100% of accrued but unpaid dividends and (ii) in the event that the ability of Bank United to pay dividends in accordance with 12 C.F.R. Part 563, Subpart E (or any successor provision thereto) as a result of the Redemption and the other transactions contemplated hereby is restricted, appropriate adjustments shall be deemed made to the terms of the New Series-1 Stock in order to permit Bank United Corp. to pay regular quarterly dividends on its common stock without regard to the preferences of the New Series-1 Stock to receive dividend payments thereon, and the failure of the Bank to pay dividends with respect to the New Series-1 Stock as a result of such restrictions shall not result in any right of the holders of the New Series-1 Stock to elect any directors to the board of directors of the Bank. Washington Mutual agrees to purchase from Bank United Corp. and Bank United Corp. agrees to sell to Washington Mutual, substantially concurrently with the Redemption, if Bank United Corp. elects to create the New Series-1 Stock, the number of shares of New Series-1 Stock equal to the number of Series A Redeemed Shares at a purchase price per share of $25.00.

                  (b) If any shares of Series B Stock are redeemed pursuant to this Agreement (such shares, the "Series B Redeemed Shares"), Bank United Corp. may create a new series of preferred stock (the "New Series-2 Stock") to be issued to Washington Mutual as herein provided. The New Series-2 Stock will have substantially the same terms, rights and privileges, including without limitation the liquidation preference as the Series B Stock, except that (i) Bank United Corp. will be permitted to redeem some or all of the shares of New Series-2 Stock at any time after the date of issuance at 100% of the New Series-2 Stock liquidation preference plus 100% of accrued but unpaid dividends and (ii) in the event that the ability of Bank United to pay dividends in accordance with 12 C.F.R. Part 563, Subpart E (or any successor provision thereto) as a result of the Redemption and the other transactions contemplated hereby is restricted, appropriate adjustments shall be deemed made to the terms of the New Series-2 Stock in order to permit Bank United Corp. to pay regular quarterly dividends on its common stock without regard to the preferences of the New Series-2 Stock to receive dividend payments thereon, and the failure of the Bank to pay dividends with respect to the New Series-2 Stock as a result of such restrictions shall not result in any right of the holders of the New Series-2 Stock to elect any directors to the board of directors of the Bank. Washington Mutual agrees to purchase from Bank United Corp. and Bank United Corp. agrees to sell to Washington Mutual, substantially concurrently with the Redemption, if Bank


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United Corp. elects to create the New Series-2 Stock, the number of shares of New Series-2 Stock equal to the number of Series B Redeemed Shares at a purchase price per share of $25.00.

            4.    Reimbursement.
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            (a) Washington Mutual agrees to reimburse Bank United Corp. and the
Bank as soon as reasonably practicable after the Redemption but in no event later than March 31, 2001 an amount in cash equal to the sum of (i) the additional aggregate income tax liability incurred by Bank United Corp. or the Bank resulting directly from the Redemption or the other transactions (other than those set forth in Section 3 hereof) contemplated hereby (including an income tax liability incurred by Bank United Corp. or the Bank as a result of the receipt of any reimbursement payment pursuant to this Section 4) and (ii) the aggregate transactions costs (including without limitation the redemption premium payable in connection with the Redemption) reasonably incurred by Bank United Corp. or the Bank in connection with this Agreement, net of any tax benefit (calculated based on the rates specified in the following sentence) resulting from such costs; provided, however, that Washington Mutual shall be
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entitled to any refund of such taxes. For purposes of this Section 4, the income tax liability incurred by Bank United Corp. or the Bank resulting from the Redemption or the other transactions contemplated hereby (other than those set forth in Section 3 hereof) shall be the sum of (i) the product of the amount of income included or gain recognized by Bank United Corp. or the Bank as a direct result of the Redemption or the other transactions contemplated hereby (other than those set forth in Section 3 hereof) and the effective tax rate used in Bank United Corp.'s September 30, 2000, annual financial statements plus (ii) any additional amount payable by Bank United Corp. or the Bank to the Federal Deposit Insurance Corporation under the Tax Benefits Agreement dated as of December 28, 1993, as amended (the "Tax Benefits Agreement"), as a direct result of the Redemption or the other transactions contemplated hereby (other than those set forth in Section 3 hereof).

            (b) Bank United Corp. shall prepare a computation of the income tax liability for which Washington Mutual is liable under Section 4 hereof and shall submit such computations to Washington Mutual for review and approval as soon as reasonably practicable, but in no event later than March 1, 2001. In the event that Washington Mutual disagrees with such computations, it shall notify Bank United Corp. no later than 10 days after its receipt of such computations. The parties shall discuss the computations in a good faith effort to reach an agreement as to the computation. If Washington Mutual and Bank United Corp. fail to reach an agreement by 10 days after the receipt of such notification by Bank United Corp., the parties shall jointly select and retain a neutral accounting from among one of the five largest public accounting firms in the United States to resolve such dispute. The parties shall share equally in the fees and expenses of such accounting firm.

            (c) Bank United Corp. and Washington Mutual shall have the right to jointly control, at their own respective costs, any proceedings relating to any pending or threatened tax audit relating to the taxes for which Washington Mutual is liable under Section 4 of this agreement and Bank United Corp. shall not settle a claim for such taxes without the prior consent of Washington Mutual, which consent shall not be unreasonably withheld.

            5.    Timing. The parties agree to use all reasonable efforts to
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effect both the Redemption and Tender Offer as soon as is reasonably practicable. It is understood and agreed that the Effective Time of the Merger shall occur after the Redemption Date in accordance with the terms of the Merger Agreement, and further understood and agreed that the Redemption Date shall occur promptly after the expiration of the Tender Offer.


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            6.    Conditions.  The parties understand and agree that all
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obligations set forth in this Agreement are subject to the completion of all appropriate Office of Thrift Supervision ("OTS") notices and filings and the receipt of all required OTS approvals.

            7.    Publicity and Filings. The parties shall consult with each
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other before issuing any press release or submitting to the OTS or any other governmental entity any notice or filing with respect to this Agreement and shall not issue any such press release, make any such public statement or submit any notice or filing without the prior consent of the other parties, which shall not be unreasonably withheld; provided, however, that a party may, without the
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prior consent of the other parties (but after prior consultation, to the extent practicable in the circumstances) issue such press release or make such public statement as may upon the advice of outside counsel be required by law or the rules and regulations of the applicable securities markets. Without limiting the reach of the preceding sentence, each of the parties shall cooperate to develop all materials, filings and applications related to the transactions contemplated by this Agreement as reasonably requested by any other party. In addition, Bank United Corp. and Bank United shall consult with Washington Mutual regarding communications with its shareholders related to the transactions contemplated hereby.

            8.    Counterparts.  This Agreement may be executed in one or more
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counterparts, all of which shall be considered one and the same agreement, and the executed counterparts taken together shall be deemed to be one originally executed document.

            9.    Choice of Law. This Agreement shall be governed and construed
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in accordance with the laws of the State of Washington, without regard to any applicable conflicts of law provisions (except to the extent that mandatory provisions of federal law or the Delaware General Corporations Law are applicable).

            10.   Complete Agreement.  This Agreement constitutes the entire
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agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

            11.   Interpretation.  Nothing contained herein shall require any
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party or their directors or employees to take or refrain from taking any action in violation of applicable law.



                            [Signature Page Follows]


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            IN WITNESS WHEREOF, Washington Mutual, Bank United Corp., and the
Bank have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the date first above written.

                                    WASHINGTON MUTUAL, INC.


                                    By: /s/ Fay L. Chapman
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                                    Name: Fay L. Chapman
                                    Title:  Senior Executive Vice President

                                    BANK UNITED CORP.

                                    By:  /s/ Jonathon K. Heffron
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                                    Name:  Jonathon K. Heffron
                                    Title:  Executive Vice President


                                    BANK UNITED


                                    By:  /s/ Jonathon K. Heffron
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                                    Name:  Jonathon K. Heffron
                                    Title:  Executive Vice President




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